UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ___________________________________________
FORM 8-K ___________________________________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2014 ___________________________________________
CDW CORPORATION (Exact name of registrant as specified in its charter) ___________________________________________

Delaware (State or other jurisdiction of incorporation)	001-35985 (Commission File Number)	26-0273989 (I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois (Address of principal executive offices)		60061 (Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None (Former name or former address, if changed since last report) ___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

CDW Corporation (the “Company”) is furnishing under cover of this Current Report on Form 8-K a copy of its press release dated July 31, 2014 announcing its second quarter 2014 financial results.  The press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.  The Company is furnishing this information in connection with its previously announced webcast conference call to be held on July 31, 2014 at 8:30 a.m. ET / 7:30 a.m. CT to discuss these results.

The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.   Other Events

Quarterly Cash Dividend

On July 31, 2014, the Company also announced that its board of directors has declared a quarterly cash dividend of $0.0425 per common share. The dividend will be paid on September 10, 2014 to all shareholders of record as of the close of business on August 25, 2014. A copy of the press release announcing the declaration of the quarterly cash dividend is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated July 31, 2014, announcing second quarter 2014 financial results.
99.2	Press release dated July 31, 2014, announcing declaration of dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	July 31, 2014	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer